UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 07, 2025

CG Oncology, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41925	37-1611499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Spectrum Center Drive Suite 2040
Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 409-3700

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CGON	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Chief Financial Officer

On July 7, 2025, Corleen Roche, Chief Financial Officer of CG Oncology, Inc. (the “Company”) delivered to the Company a 30-day notice of resignation from her position as Chief Financial Officer of the Company. Ms. Roche’s resignation is effective August 5, 2025.

Appointment of Interim Principal Financial and Accounting Officer

On July 7, 2025, the Company appointed Robert Lapetina as principal financial and accounting officer of the Company. Mr. Lapetina’s appointment to principal financial and accounting officer of the Company will be effective beginning August 5, 2025. Mr. Lapetina has served as Vice President, Financial Planning & Analysis of the Company since May 2024, and will serve as principal financial and accounting officer on a temporary basis until a replacement principal financial and accounting officer joins the Company.

Mr. Lapetina, age 50, joined the Company in May 2024 as Vice President, Financial Planning & Analysis, responsible for the Company’s budgeting, forecasting, financial planning and analysis activities. Prior to joining the Company, from May 2021 to May 2024, Mr. Lapetina was Vice President, Finance and Corporate Controller and Principal Accounting Officer at Immunome, Inc. Prior to serving at Immunome, from January 2019 to May 2021, Mr. Lapetina was Assistant Vice President, North America Finance at The Chubb Corporation, and from July 2017 to December 2018, Mr. Lapetina was with Teleflex Inc., serving as Finance Director, Strategic Projects where he was responsible for the financial planning and analysis for various corporate strategic initiatives. In addition, from May 2011 to July 2017, Mr. Lapetina served as Finance Portfolio Management Optimization Team Lead at Pfizer Inc.

Mr. Lapetina is eligible to enter into the Company’s standard form of indemnification agreement.

There are no family relationships between Mr. Lapetina and any director or executive officer of the Company, and Mr. Lapetina is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CG Oncology, Inc.

Date: July 11, 2025	By: /s/ Josh Patterson
Name: Josh Patterson
Title: General Counsel and Chief Compliance Officer